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                                                                    Exhibit 23.1

            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this registration statement of Alteon WebSystems, Inc. on Form S-8 of our reports dated July 16, 1999, appearing in the Company's prospectus filed on September 24, 1999 pursuant to Rule 424(b) under the Securities Act of 1933.



/s/ DELOITTE & TOUCHE LLP

November 5, 1999
San Jose, California